Exhibit 10.60

THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT

THIS THIRD AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Amendment”), is made and entered into as of August 22, 2002, by and between LABOR READY, INC., a Washington corporation (“Debtor”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Creditor”).

W I T N E S E T H:

WHEREAS, Debtor and Creditor are parties to that certain Letter of Credit Agreement dated as of March 1, 2001 (the “Letter of Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Letter of Credit Agreement or Annex A thereto), whereby Creditor has agreed, subject to certain terms and conditions, to incur Letter of Credit Obligations or cause the issuance of Letters of Credit; and

WHEREAS, Creditor and Debtor desire to modify the Letter of Credit Agreement in certain respects, all in accordance with and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                     Amendments to Letter of Credit Agreement.   Subject to the terms and conditions of this Amendment, the Letter of Credit Agreement shall be amended as follows:

1.1                               Section 6.2 to the Letter of Credit Agreement is hereby amended by deleting the word “and” from the end of clause (c), replacing the period at the end of clause (d) with “; and” and adding new clause (e) at the end thereof to read in its entirety as follows:

(e) so long as no Default or Event of Default shall have occurred and be continuing Debtor may make other investments of the type that meet the investment guidelines attached to the Third Amendment to Letter of Credit Agreement as Exhibit A, provided that (1) the aggregate amount of all such investments by Debtor shall not exceed at any time $50,000,000, and (2) the securities account in which all such investments are held shall at all times be subject to a Other Permitted Investments Control Agreement.

1.2                              Annex A to the Letter of Credit Agreement is hereby amended by adding in alphabetical order the following definitions:

“Other Permitted Investments Control Agreement” shall mean that certain Securities Account Control Agreement dated as of August 22, 2002, between Debtor and Wells Fargo Bank, National Association, in form and substance satisfactory to Creditor, pursuant to which Creditor shall at all times have a perfected first priority security interest in the Other Permitted Investments Securities Account.

“Other Permitted Investments Securities Account” shall mean a securities account, account number 11892002, established by Debtor with Wells Fargo Bank, National Association.

“Third Amendment Effective Date” means August 22, 2002.

“Third Amendment to Letter of Credit Agreement” means that certain Third Amendment to Letter of Credit Agreement dated as of August 22, 2002 between Debtor and Creditor.

2.                                       No Other Amendments.   Except for the amendments expressly set forth and referred to in Section 1 above, the Letter of Credit Agreement shall remain unchanged and in full force and effect.  Without limiting the generality of the foregoing, the parties hereto hereby acknowledge and agree that this Amendment is not intended to, nor shall it be construed as, waiving any Default or Event of Default that now or hereafter may exist as a result of any transactions between or among Debtor or any other Credit Party, except for those transactions specifically described in Section 1 of this Amendment.

3.                                       Representations and Warranties.   Debtor hereby represents and warrants to Creditor that (a) this Amendment has been duly authorized, executed and delivered by Debtor, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by Debtor in the Letter of Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date).  Any breach in any material respect by Debtor of any of its representations and warranties contained in this Section 3 shall be a Default and an Event of Default for all purposes of the Letter of Credit Agreement.

4.                                       Ratification.   Debtor hereby ratifies and reaffirms each and every term, covenant and condition set forth or incorporated by reference in the Letter of Credit Agreement and all other documents delivered by Debtor in connection therewith (including without limitation the other Letter of Credit Documents to which Debtor is a party) effective as of the date hereof.

5.                                      Estoppel.   To induce Creditor to enter into this Amendment, Debtor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Debtor as against Creditor with respect to the obligations of Debtor under the Letter of Credit Agreement or the other Letter of Credit Documents, either with or without giving effect to this Amendment.

6.                                      Conditions to Effectiveness.   Upon the receipt by Creditor of (i) this Amendment, duly executed, completed and delivered by Debtor and each Guarantor, (ii) the Other Permitted Investments Control Agreement, duly executed, completed and delivered to Creditor and in full force and effect, and (iii) written acknowledgement, in form and substance satisfactory to Creditor, by Wells Capital Management of receipt of notice from Debtor of updated investment guidelines as set forth on Exhibit A of this Amendment and confirmation that such guidelines will govern all investments held in the Other Permitted Investments Securities Account, this Amendment shall become effective.

7.                                      Reimbursement of Expenses.   Debtor hereby agrees that it shall reimburse Creditor on demand for all costs and expenses (including without limitation reasonable attorney’s fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

8.                                      Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

9.                                      Severability of Provisions.   Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

10.                                Counterparts.   This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

11.                                Entire Agreement.   The Letter of Credit Agreement as amended from time to time and by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to Letter of Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORATION

By	/s/ Craig Winslow
Its Duly Authorized Signatory

LABOR READY, INC.

By:	/s/ Steven C. Cooper
Name:	Steven C. Cooper
Title:	Executive Vice President & Chief Financial Officer

Each of the undersigned Guarantors hereby acknowledges and agrees with the terms of the foregoing Third Amendment to Letter of Credit Agreement and hereby ratifies and reaffirms all of its obligations under that certain Subsidiary Guaranty dated as of March 1, 2001 by the Guarantors in favor of Creditor.

LABOR READY CENTRAL, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY CENTRAL II, LLC

By: Labor Ready Central, Inc., as its sole Member

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY CENTRAL III, LP

By:	Labor Ready Central, Inc., as its sole General Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY GP CO., INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC II, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MID-ATLANTIC III, LP

By:	Labor Ready GP Co., Inc., as its sole General Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY MIDWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY NORTHEAST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY NORTHWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST II, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHEAST III, LP

By:	Labor Ready GP Co., Inc., as its sole General Partner

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY SOUTHWEST, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY PROPERTIES, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY HOLDINGS, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

LABOR READY PUERTO RICO, INC.

By:	/s/ Timothy J. Adams
Name: Timothy J. Adams
Title: President

EXHIBIT A

INVESTMENT GUIDELINES

INVESTMENT OBJECTIVES:

Preservation of Capital

High Degree of Liquidity

Maximum After-tax Total Returns

RECOMMENDED INVESTMENTS

U.S. Treasury Securities	Taxable Short-term Municipal Debt
U.S. Federal Agency Securities (GSE’s)	Money Market Auction Rate Debt
Repurchase Agreements	Auction Rate Debt
Master Notes issued by U.S. Federal Agencies	Municipal Notes/Bonds
Certificates of Deposit	Tax-Exempt Commercial Paper
Money Market Funds/Sweep Vehicle	Municipal Variable Rate Securities
Commercial Paper-Domestic Issues	Money Market Preferred
Floating Rates Notes issued by U.S. Federal Agencies	Asset Backed Securities issued by U.S. Federal Agencies

MATURITY PARAMETERS:

Maximum Maturity/Demand Feature/Average Life
3 year maximum maturity per issue
20 month maximum average maturity

CONCENTRATION AND DIVERSIFICATION:

No more than 10% of a single issue/issuer except US Treasury/Agency Securities and government collateralized pre-funded securities.

No more than 50% of the portfolio shall be invested in any single GSE/Federal Agency securities at time of purchase.

MINIMUM ACCEPTABLE CREDIT QUALITY:

The obligor must be rated in the rating category as indicated below by at least one of the Nationally Recognized Statistical Rating Organizations (NRSRO’s) for municipal securities, and at least two for non-municipal securities.

	S&P	Moody’s	Fitch
Short-term Rating	A-l/SP-1	P-l/MIG-1	F-l
Long-term Rating	A	A	A

Non rated pre-funded issues may be purchased (collaterized by US Treasuries/Agencies)